[LOGO] Merrill Lynch  Investment Managers

Semi-Annual Report

September 30, 2001

Merrill Lynch
Balanced Capital
Fund, Inc.

www.mlim.ml.com

Merrill Lynch Balanced Capital Fund, Inc.

DEAR SHAREHOLDER

Economic Environment

During the six months ended September 30, 2001, US equity markets proved extremely volatile as investors struggled to discern trends in economic growth and corporate earnings prospects. Throughout the first half of the period, aggressive action by the Federal Reserve Board to lower short-term interest rates and accelerate money supply growth raised expectations for an economic recovery in the latter half of the year and supported a recovery in equity prices. However, during the second half of the period stock prices declined significantly. Exacerbating the already weak economic and corporate profit environment, the events of September 11, 2001 appear to have pushed the US economy into a full-blown recession, precipitating further significant reductions in earnings expectations and equity prices. Indeed, the equity markets appeared trapped in a vicious circle of lower earnings, lower valuations and lower prices. The unmanaged benchmark Standard & Poor's (S&P) 500 Index declined 9.69% for the six-month period, including a near-record 15% drop for the September quarter. The unmanaged technology-laden NASDAQ Composite Index fell 18.6% during the six-month period ended September 30, 2001.

Growth outperformed value for the period as investors gravitated toward shares of predictable, non-economically sensitive companies, especially in the health care and consumer staples sectors. The unmanaged S&P 500/Barra Growth Index declined 6.51% during the six months ended September 30, 2001, while the unmanaged S&P 500/Barra Value Index fell more than 12%. The fixed-income market performed well, benefiting from expectations for continued economic weakness and low inflation, as well as the safe haven appeal of bonds in an uncertain equity market environment. The unmanaged Merrill Lynch Domestic Bond Master Index provided a +5.24% total return for the six-month period ended September 30, 2001.

Portfolio Matters

Total returns for the Merrill Lynch Balanced Capital Fund, Inc.'s Class A, Class B, Class C and Class D Shares for the six-month period ended September 30, 2001 were -6.35%, -6.82%, -6.80% and -6.49%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) The Fund underperformed its respective benchmarks during the period as we had adopted a more economically sensitive position within each portfolio earlier in the period in anticipation of resurgent fourth quarter economic growth. Within the equity portfolio, positive contributions from our positions in defense, consumer staples and health care were overwhelmed by weakness in the industrial, media and technology categories. Within the fixed-income portfolio, the benefits of a relatively long average duration in a declining interest rate environment were more than offset by our overweighted position in the weak corporate bond segment of the market.

Our asset allocation at September 30, 2001 showed 64.4% of portfolio net assets invested in equities, 32.4% in fixed-income securities and 3.2% in cash equivalents. This compares to 62.8% in equities, 31.4% in fixed-income securities and 5.8% in cash equivalents at March 31, 2001. We remain confident in the soundness of the strategy we adopted earlier this year of increasing our equity exposure, as well as our position in more economically sensitive securities, despite the short-term performance penalty this has exacted. From an economic perspective, while the short-term outlook remains cloudy, we believe recent Federal Reserve Board actions, coupled with aggressive fiscal stimulus, suggest an accelerated pace of economic growth is likely to become evident early next year, providing a much more favorable backdrop for equities. Furthermore, the attractive valuations in many economically sensitive stock groups suggest to us that this is where the best current investment values reside. Historically, a confluence of favorable monetary, psychology and valuation indicators such as those that exist currently, is rare and typically represents a very significant turning point for equities.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2001

We therefore believe this is the appropriate time to reposition the portfolio to take advantage of this opportunity.

We continued to adjust our holdings during the period in response to ongoing stock price volatility, particularly after September 11, 2001 when many attractive investment opportunities were presented. Within the equity portfolio, we added 20 new investments, increased positions in 12 holdings, reduced positions in 22 names and eliminated seven stocks. We further increased our exposures in companies whose prospects are more closely tied to economic conditions in anticipation of a more robust economic climate. We believe companies such as Advanced Micro Devices, Inc., Carnival Corporation and Liberty Media Corporation will be prime beneficiaries of a resumption in economic growth and are very attractively valued at current levels. We also added selected restructuring candidates to the portfolio as we believe companies such as Aetna Inc. and The Gillette Company will benefit from new managements and a resumption of earnings growth, regardless of economic conditions. We reduced exposures in an eclectic group of industrial, financial and technology stocks because of high valuations and/or deterioration in business fundamentals. While shares of Applied Materials, Inc., Mellon Financial Corporation and SPX Corporation remain portfolio holdings, we believed it prudent to reduce the size of these positions. We eliminated investments in Reader's Digest Association Inc., Scientific-Atlanta, Inc. and Tellabs, Inc. because of concerns over deteriorating business and profitability trends.

Within the fixed-income portfolio, we reduced our duration to a more average 5.0 years in response to the Federal Reserve Board's monetary policy initiatives. We further increased our exposure to corporate bonds in order to capture higher yields and in anticipation of a contraction in yield spreads as the economy recovers. Average quality ratings were unchanged at A3/A-, as measured by at least one of the major bond rating agencies, while average-yield-to-maturity increased six basis points (0.06%) to 7.14%. At period end, investment-grade corporate bonds represented 68.1% of total fixed-income assets, with high-yield corporate bonds at 11.5%, US Government bonds at 19.2% and mortgage-backed securities at 1.2%. This compares to 66.2% in investment-grade corporate bonds, 10.9% in high-yield corporate bonds, 21.7% in US Treasury securities and 1.2% in mortgage-backed securities at March 31, 2001.

In Conclusion

We appreciate your continued interest and participation in Merrill Lynch Balanced Capital Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kurt Schansinger

Kurt Schansinger
Senior Vice President and Portfolio Manager

October 26, 2001

The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2001

A SPECIAL MESSAGE TO SHAREHOLDERS

               THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

      A Perspective from Bob Doll, President & Chief Investment Officer of
                     Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans--across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics--economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.

PROXY RESULTS

During the six-month period ended September 30, 2001, Merrill Lynch Balanced Capital Fund, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on May 14, 2001. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                                  Shares Voted    Shares Withheld
                                                                                       For          From Voting
-----------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:    Terry K. Glenn                       128,948,325       3,400,773
                                              M. Colyer Crum                       128,883,346       3,465,752
                                              Laurie Simon Hodrick                 128,904,813       3,444,285
                                              Stephen B. Swensrud                  128,893,319       3,455,779
                                              J. Thomas Touchton                   128,934,931       3,414,167
                                              Fred G. Weiss                        128,942,078       3,407,020
-----------------------------------------------------------------------------------------------------------------
                                                                       Shares Voted   Shares Voted   Shares Voted
                                                                            For          Against        Abstain
-----------------------------------------------------------------------------------------------------------------
2. To approve the selection of auditors.                                127,510,782     1,456,687      3,381,629
-----------------------------------------------------------------------------------------------------------------
3. To approve to convert the Fund to a "master/feeder" structure.       115,313,920     9,087,011      7,948,167
-----------------------------------------------------------------------------------------------------------------

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2001

PERFORMANCE DATA

      About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                                               % Return Without  % Return With
                                                 Sales Charge     Sales Charge**
==============================================================================
Class A Shares*
==============================================================================
One Year Ended 9/30/01                              -10.72%          -15.40%
------------------------------------------------------------------------------
Five Years Ended 9/30/01                            + 6.25           + 5.11
------------------------------------------------------------------------------
Ten Years Ended 9/30/01                             + 9.28           + 8.70
------------------------------------------------------------------------------
 * Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**    Assuming maximum sales charge.

                                                   % Return           % Return
                                                 Without CDSC        With CDSC**
==============================================================================
Class B Shares*
==============================================================================
One Year Ended 9/30/01                              -11.63%          -14.71%
------------------------------------------------------------------------------
Five Years Ended 9/30/01                            + 5.17           + 4.94
------------------------------------------------------------------------------
Ten Years Ended 9/30/01                             + 8.18           + 8.18
------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**    Assuming payment of applicable contingent deferred sales charge.

==============================================================================
                                                   % Return           % Return
                                                 Without CDSC        With CDSC**
==============================================================================
Class C Shares*
==============================================================================
One Year Ended 9/30/01                              -11.60%          -12.37%
------------------------------------------------------------------------------
Five Years Ended 9/30/01                            + 5.17           + 5.17
------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/01                                     + 8.39           + 8.39
------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

==============================================================================
                                               % Return Without  % Return With
                                                 Sales Charge     Sales Charge**
==============================================================================
Class D Shares*
==============================================================================
One Year Ended 9/30/01                              -10.95%          -15.62%
------------------------------------------------------------------------------
Five Years Ended 9/30/01                            + 5.98           + 4.84
------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/01                                     + 9.23           + 8.39
------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2001

PERFORMANCE DATA (concluded)

Recent Performance Results

                                                                                       Ten Years/
                                                       6-Month       12-Month       Since Inception
As of September 30, 2001                             Total Return  Total Return       Total Return
===================================================================================================
ML Balanced Capital Fund, Inc. Class A Shares*          -6.35%        -10.72%           +143.00%
---------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class B Shares*          -6.82         -11.63            +119.52
---------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class C Shares*          -6.80         -11.60            + 74.96
---------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class D Shares*          -6.49         -10.95            + 84.59
---------------------------------------------------------------------------------------------------
Dow Jones Industrial Average**                          -9.67         -15.63        +264.86/+158.14
---------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                           -9.69         -26.63        +230.49/+148.42
---------------------------------------------------------------------------------------------------
ML U.S. Domestic Bond Master Index***                   +5.24         +13.05        +112.46/+ 76.71
===================================================================================================

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
 ** An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are ten years and from 10/31/94, respectively.
*** This unmanaged Index is comprised of the entire universe of domestic investment-grade bonds including US Treasury bonds, corporate bonds and mortgages. Ten years/since inception total returns are ten years and from 10/31/94, respectively.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Robert C. Doll, Jr., Senior Vice President
Kurt Schansinger, Senior Vice President and Portfolio Manager
Walter Cuje, Vice President
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2001

SCHEDULE OF INVESTMENTS

                              Shares                                                                                    Percent of
Industries                     Held                           Stocks                          Cost             Value    Net Assets
==================================================================================================================================
Aerospace &                 1,000,000     General Dynamics Corporation                    $ 67,586,291     $ 88,320,000       1.9%
Defense                       750,000     Honeywell International Inc.                      26,917,650       19,800,000       0.4
                              500,000     Raytheon Company                                  13,611,369       17,375,000       0.4
                              650,000     United Technologies Corporation                    9,729,948       30,225,000       0.7
                                                                                          ------------     ------------       ---
                                                                                           117,845,258      155,720,000       3.4
==================================================================================================================================
Airlines                      500,000    +AMR Corporation                                   19,429,284        9,570,000       0.2
==================================================================================================================================
Auto Components                48,800     TRW Inc.                                           1,880,353        1,455,216       0.0
==================================================================================================================================
Banks                       1,500,000     Mellon Financial Corporation                      54,080,707       48,495,000       1.0
                            1,625,000     Wells Fargo Company                               66,345,547       72,231,250       1.6
                                                                                          ------------     ------------       ---
                                                                                           120,426,254      120,726,250       2.6
==================================================================================================================================
Beverages                   2,000,000     Anheuser-Busch Companies, Inc.                    73,833,907       83,760,000       1.8
==================================================================================================================================
Chemicals                   1,250,000     E.I. du Pont de Nemours and Company               66,288,019       46,900,000       1.0
==================================================================================================================================
Communications              2,000,000    +CommScope, Inc.                                   45,219,289       35,740,000       0.8
Equipment                   5,000,000     Lucent Technologies Inc.                          31,107,819       28,650,000       0.6
                            4,000,000     Motorola, Inc.                                    64,173,200       62,400,000       1.4
                                                                                          ------------     ------------       ---
                                                                                           140,500,308      126,790,000       2.8
==================================================================================================================================
Computers &                 2,000,000     Compaq Computer Corporation                       38,597,707       16,620,000       0.4
Peripherals                   850,000     International Business Machines Corporation       86,899,388       78,455,000       1.7
                                                                                          ------------     ------------       ---
                                                                                           125,497,095       95,075,000       2.1
==================================================================================================================================
Diversified Financial       2,000,000     Citigroup Inc.                                     6,890,586       81,000,000       1.8
                            1,000,000     Federal National Mortgage Association             24,890,985       80,060,000       1.8
                            1,350,000     J.P. Morgan Chase & Co.                           40,596,717       46,102,500       1.0
                            1,000,000     Morgan Stanley Dean Witter & Co.                  60,094,215       46,350,000       1.0
                            1,500,000     Stilwell Financial, Inc.                          24,006,039       29,250,000       0.6
                                                                                          ------------     ------------       ---
                                                                                           156,478,542      282,762,500       6.2
==================================================================================================================================
Diversified                   400,000     Qwest Communications International Inc.           10,182,800        6,680,000       0.1
Telecommunication           1,500,000     Verizon Communications                            94,718,577       81,165,000       1.8
Services                                                                                  ------------     ------------       ---
                                                                                           104,901,377       87,845,000       1.9
==================================================================================================================================
Electronic                  2,000,000    +Agilent Technologies, Inc.                        62,053,831       39,100,000       0.8
Equipment &                 1,500,000    +SCI Systems, Inc.                                 42,643,175       27,000,000       0.6
Instruments                                                                               ------------     ------------       ---
                                                                                           104,697,006       66,100,000       1.4
==================================================================================================================================
Energy Equipment            2,000,000     Halliburton Company                               53,461,836       45,100,000       1.0
& Services
==================================================================================================================================
Food Products                 400,000     Nestle SA (Registered Shares)                     41,815,871       85,369,626       1.9
==================================================================================================================================
Gas Utilities               1,250,000     El Paso Corporation                               13,663,490       51,937,500       1.1
==================================================================================================================================
Health Care                 1,000,000     Aetna Inc. (New Shares)                           28,017,830       28,890,000       0.6
Providers & Services        1,500,000     HCA--The Healthcare Corporation                   59,024,493       66,465,000       1.4
                            1,500,000    +Tenet Healthcare Corporation                      40,418,409       89,475,000       2.0
                                                                                          ------------     ------------       ---
                                                                                           127,460,732      184,830,000       4.0
==================================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2001

                              Shares                                                                                    Percent of
Industries                     Held                           Stocks                          Cost             Value    Net Assets
==================================================================================================================================
Hotels, Restaurants           700,000      Carnival Corporation                           $ 12,986,218     $ 15,414,000       0.3%
& Leisure                     500,000     +Harrah's Entertainment, Inc.                      7,984,710       13,505,000       0.3
                            2,000,000      McDonald's Corporation                           47,532,936       54,280,000       1.2
                              600,000      Starwood Hotels & Resorts Worldwide, Inc.        11,266,850       13,200,000       0.3
                               20,000      Wendy's Financing I, Series A
                                           (Convertible Preferred)                           1,044,750        1,090,200       0.0
                                                                                          ------------     ------------       ---
                                                                                            80,815,464       97,489,200       2.1
==================================================================================================================================
Household Products            750,000      Kimberly-Clark Corporation                       35,368,924       46,500,000       1.0
==================================================================================================================================
IT Consulting &               500,000     +Computer Sciences Corporation                    20,039,851       16,585,000       0.4
Services
==================================================================================================================================
Industrial                  1,000,000      General Electric Company                         47,436,640       37,200,000       0.8
Conglomerates                 200,000      Minnesota Mining and Manufacturing
                                           Company (3M)                                     17,325,034       19,680,000       0.4
                                                                                          ------------     ------------       ---
                                                                                            64,761,674       56,880,000       1.2
==================================================================================================================================
Insurance                   1,800,000      ACE Limited                                      62,128,592       51,966,000       1.2
                            1,000,000      American International Group, Inc.               16,181,051       78,000,000       1.7
                            1,000,000      XL Capital Ltd. (Class A)                        20,196,458       79,000,000       1.7
                                                                                          ------------     ------------       ---
                                                                                            98,506,101      208,966,000       4.6
==================================================================================================================================
Leisure Equipment &           500,000      Eastman Kodak Company                            17,657,996       16,265,000       0.4
Products
==================================================================================================================================
Machinery                   1,250,000      Dover Corporation                                46,424,866       37,637,500       0.8
                            1,500,000      ITT Industries, Inc.                             50,134,958       67,200,000       1.5
                              750,000     +SPX Corporation                                  43,512,989       62,175,000       1.3
                                                                                          ------------     ------------       ---
                                                                                           140,072,813      167,012,500       3.6
==================================================================================================================================
Media                       1,500,000     +Clear Channel Communications, Inc.               84,561,717       59,625,000       1.3
                            1,000,000      The Interpublic Group of Companies, Inc.         43,827,406       20,400,000       0.5
                            1,200,000     +Liberty Media Corporation (Class A)              15,988,190       15,240,000       0.3
                            1,250,000      The New York Times Company (Class A)             50,498,787       48,787,500       1.1
                            1,750,000     +Viacom, Inc. (Class B)                           89,909,433       60,375,000       1.3
                              500,000      The Walt Disney Company                           8,031,952        9,310,000       0.2
                                                                                          ------------     ------------       ---
                                                                                           292,817,485      213,737,500       4.7
==================================================================================================================================
Metals & Mining             1,250,000      Alcoa Inc.                                       50,007,392       38,762,500       0.8
                              900,000      Nucor Corporation                                42,928,761       35,730,000       0.8
                                                                                          ------------     ------------       ---
                                                                                            92,936,153       74,492,500       1.6
==================================================================================================================================
Multi-Utilities             2,000,000      The Williams Companies, Inc.                     15,410,424       54,600,000       1.2
==================================================================================================================================
Multiline Retail            1,750,000      The May Department Stores Company                62,770,839       50,785,000       1.1
==================================================================================================================================
Oil & Gas                   1,250,000      Anadarko Petroleum Corporation                   44,023,928       60,100,000       1.3
                               40,000      Unocal Capital Trust (Convertible Preferred)      2,136,250        1,900,000       0.0
                                                                                          ------------     ------------       ---
                                                                                            46,160,178       62,000,000       1.3
==================================================================================================================================
Paper & Forest                 28,000      International Paper Capital Trust
Products                                   (Convertible Preferred) (c)                       1,331,400        1,232,000       0.0
                            1,350,000      International Paper Company                      49,850,680       46,980,000       1.0
                              700,000      Weyerhaeuser Company                             36,911,204       34,097,000       0.8
                                                                                          ------------     ------------       ---
                                                                                            88,093,284       82,309,000       1.8
==================================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2001

                              Shares                                                                                     Percent of
Industries                     Held                         Stocks                            Cost             Value     Net Assets
===================================================================================================================================
Personal Products           1,900,000    Avon Products, Inc.                            $   74,426,188   $   87,875,000        1.9%
                              750,000    The Gillette Company                               21,932,481       22,350,000        0.5
                                                                                        --------------   --------------       ----
                                                                                            96,358,669      110,225,000        2.4
===================================================================================================================================
Pharmaceuticals             1,500,000    American Home Products Corporation                 76,865,418       87,375,000        1.9
                            1,500,000    Pharmacia Corporation                              60,599,890       60,840,000        1.3
                                                                                        --------------   --------------       ----
                                                                                           137,465,308      148,215,000        3.2
===================================================================================================================================
Road & Rail                    32,000    Union Pacific Capital Trust
                                         (Convertible Preferred)                             1,513,875        1,440,000        0.0
===================================================================================================================================
Semiconductor               1,300,000   +Advanced Micro Devices, Inc.                       22,370,111       10,595,000        0.2
Equipment &                 1,000,000   +Agere Systems Inc. (Class A)                        5,276,783        4,130,000        0.1
Products                      750,000   +Applied Materials, Inc.                            34,769,892       21,300,000        0.5
                              500,000    Texas Instruments Incorporated                     23,192,590       12,490,000        0.3
                                                                                        --------------   --------------       ----
                                                                                            85,609,376       48,515,000        1.1
===================================================================================================================================
Specialty Retail              500,000    The Home Depot, Inc.                               17,699,532       19,185,000        0.4
                            1,000,000    Intimate Brands, Inc.                              15,424,816        9,000,000        0.2
                              500,000    RadioShack Corporation                             13,575,203       12,125,000        0.3
                                                                                        --------------   --------------       ----
                                                                                            46,699,551       40,310,000        0.9
===================================================================================================================================
Wireless                    2,000,000   +Nextel Communications, Inc. (Class A)              26,815,964       17,180,000        0.4
Telecommunication
Services
===================================================================================================================================
                                         Total Stocks                                    2,718,053,261    2,957,447,792       64.4
===================================================================================================================================
                              Face
                             Amount                  Corporate Bonds
===================================================================================================================================
Aerospace &             US$ 7,500,000    Lockheed Martin Corporation, 7.20%
Defense                                  due 5/01/2036                                       7,660,934        8,111,850        0.2
                           25,000,000    Raytheon Company, 6.15% due 11/01/2008             23,910,151       24,582,250        0.5
                                                                                        --------------   --------------       ----
                                                                                            31,571,085       32,694,100        0.7
===================================================================================================================================
Airlines                   10,000,000    Continental Airlines, 8% due 12/15/2005            10,000,000        6,700,000        0.1
                                         Northwest Airlines, Inc.:
                           19,000,000      7.625% due 3/15/2005                             18,386,564       13,680,000        0.3
                            5,000,000      8.875% due 6/01/2006                              4,950,000        3,413,915        0.1
                            5,000,000      7.875% due 3/15/2008                              4,473,700        3,029,520        0.1
                                                                                        --------------   --------------       ----
                                                                                            37,810,264       26,823,435        0.6
===================================================================================================================================
Auto Components            22,000,000    The Goodyear Tire & Rubber Company,
                                         6.625% due 12/01/2006                              21,489,200       21,468,040        0.5
===================================================================================================================================
Automobiles                20,000,000    Hyundai Motor Co., Ltd., 7.60% due
                                         7/15/2007 (a)                                      19,916,100       20,228,800        0.5
===================================================================================================================================
Banks                      25,000,000    BankAmerica Corp., 6.625% due 10/15/2007           23,889,000       26,501,250        0.6
                           20,000,000    First Security Corp., 7% due 7/15/2005             19,803,850       21,449,040        0.5
                           23,000,000    First Union Corp., 6.55% due 10/15/2035            22,954,680       24,090,200        0.5
                           21,500,000    Firstbank Puerto Rico, 7.625% due 12/20/2005       20,920,065       21,961,626        0.5
                           10,000,000    PNC Funding Corp., 6.125% due 2/15/2009             8,779,100       10,025,500        0.2
                           20,000,000    Peoples Bank Bridgeport, 9.875% due 11/15/2010     19,852,200       21,864,280        0.5
                           20,000,000    Provident Bank, 6.375% due 1/15/2004               19,328,395       20,534,800        0.4
                                         Union Planters Corp.:
                           17,500,000      6.75% due 11/01/2005                             16,802,475       18,275,075        0.4
                           10,000,000      7.75% due 3/01/2011                               9,982,000       10,846,900        0.2
                           12,000,000    Washington Mutual Inc., 7.50% due 8/15/2006        12,395,624       13,226,040        0.3
                                                                                        --------------   --------------       ----
                                                                                           174,707,389      188,774,711        4.1
===================================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2001

                               Face                                                                                    Percent of
Industries                    Amount                   Corporate Bonds                       Cost            Value     Net Assets
=================================================================================================================================
Beverages              US$ 10,000,000   Panamerican Beverages Inc.,
                                        7.25% due 7/01/2009                             $ 10,036,202     $  9,328,000        0.2%
=================================================================================================================================
Chemicals                  13,000,000   Airgas Inc., 7.14% due 3/08/2004                  12,951,446       13,250,211        0.3
                           35,000,000   Equistar Chemicals LP, 6.50% due 2/15/2006        33,201,216       29,137,150        0.6
                           20,500,000   FMC Corp., 6.75% due 5/05/2005                    20,351,615       20,914,100        0.5
                           10,000,000   International Flavors & Fragrance,
                                        6.45% due 5/15/2006 (a)                            9,981,200       10,311,350        0.2
                                                                                        ------------     ------------        ---
                                                                                          76,485,477       73,612,811        1.6
=================================================================================================================================
Commercial                 20,000,000   Browning-Ferris Industries, Inc.,
Services & Supplies                     6.375% due 1/15/2008                              19,627,200       17,300,000        0.4
=================================================================================================================================
Communications                          Harris Corporation:
Equipment                  10,000,000     6.375% due 8/15/2002                             9,977,100       10,312,600        0.2
                           10,000,000     6.35% due 2/01/2028                              9,415,500        9,553,200        0.2
                           20,000,000   Nortel Networks Limited, 6.125% due 2/15/2006     18,173,837       15,638,800        0.4
                                                                                        ------------     ------------        ---
                                                                                          37,566,437       35,504,600        0.8
=================================================================================================================================
Diversified                20,000,000   Ford Motor Credit Co., 7.75% due 2/15/2007        19,904,140       21,209,600        0.5
Financial                               GATX Capital Corporation:
                           25,000,000     6.69% due 11/30/2005                            24,984,750       26,014,500        0.6
                           25,000,000     7.75% due 12/01/2006                            24,827,000       25,379,750        0.5
                                        General Motors Acceptance Corp.:
                            5,000,000     6.15% due 4/05/2007                              4,681,300        4,940,250        0.1
                            5,000,000     6.375% due 5/01/2008                             4,862,569        4,977,200        0.1
                           30,000,000     5.85% due 1/14/2009                             26,484,400       28,351,800        0.6
                                        Hertz Corp.:
                           10,000,000     7.625% due 8/15/2007                             9,909,200       10,533,900        0.2
                           25,000,000     6.25% due 3/15/2009                             23,889,900       23,744,000        0.5
                                        Household Finance Corp.:
                           10,000,000     6.50% due 11/15/2008                             9,743,200       10,253,400        0.2
                           25,000,000     6.75% due 5/15/2011                             24,909,500       25,755,000        0.6
                                        Worldcom Inc.:
                           10,000,000     6.40% due 8/15/2005                              9,608,600       10,158,000        0.2
                           25,000,000     7.375% due 1/15/2006                            25,394,255       26,159,575        0.6
                                                                                        ------------     ------------        ---
                                                                                         209,198,814      217,476,975        4.7
=================================================================================================================================
Electric Utilities         24,000,000   Empresa Nacional de Electricidad SA (Endesa),
                                        7.325% due 2/01/2037                              24,000,000       22,792,560        0.5
=================================================================================================================================
Energy Equipment                        R & B Falcon Corporation:
& Services                 10,000,000     6.75% due 4/15/2005                              9,672,250       10,441,360        0.3
                           10,000,000     6.95% due 4/15/2008                             10,102,913       10,315,400        0.2
                                                                                        ------------     ------------        ---
                                                                                          19,775,163       20,756,760        0.5
=================================================================================================================================
Food Products              20,000,000   Conagra Inc., 6.70% due 8/01/2027                 19,770,744       20,517,600        0.4
                           20,000,000   Nabisco, Inc., 6.375% due 2/01/2035 (b)           19,939,200       20,719,800        0.5
                                                                                        ------------     ------------        ---
                                                                                          39,709,944       41,237,400        0.9
=================================================================================================================================
Health Care                14,000,000   Healthsouth Corporation,
Providers & Services                    7.375% due 10/01/2006 (a)                         14,000,000       14,122,500        0.3
                            8,000,000   Quest Diagnostic Inc., 6.75% due 7/12/2006         7,954,560        8,253,208        0.2
                                                                                        ------------     ------------        ---
                                                                                          21,954,560       22,375,708        0.5
=================================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2001

                               Face                                                                                    Percent of
Industries                    Amount                   Corporate Bonds                       Cost            Value     Net Assets
=================================================================================================================================
Hotels,                                 Royal Caribbean Cruises Ltd.:
Restaurants            US$ 10,000,000     7.125% due 9/18/2002                          $  9,900,050     $  9,000,000        0.2%
& Leisure                  20,000,000     7.25% due 8/15/2006                             19,806,343       16,000,000        0.4
                                                                                        ------------     ------------        ---
                                                                                          29,706,393       25,000,000        0.6
=================================================================================================================================
Household Durables         28,000,000   Champion Enterprises, Inc., 7.625% due
                                        5/15/2009                                         24,087,045       20,605,872        0.4
                           10,000,000   Interface, Inc., 7.30% due 4/01/2008               9,934,520        8,700,000        0.2
                                                                                        ------------     ------------        ---
                                                                                          34,021,565       29,305,872        0.6
=================================================================================================================================
Machinery                  16,000,000   Cummins Engine, 6.75% due 2/15/2007               15,864,234       15,545,600        0.3
=================================================================================================================================
Marine                     19,000,000   Transportacion Maritima Mexicana, SA de CV,
                                        10.25% due 11/15/2006                             18,710,714       14,630,000        0.3
=================================================================================================================================
Media                      10,000,000   AOL Time Warner Inc., 6.75% due 4/15/2011          9,893,100       10,263,400        0.2
                           13,000,000   News America Holdings, 7.43% due 10/01/2026       13,003,946       13,986,609        0.3
                           10,000,000   News America Inc., 6.75% due 1/09/2038            10,000,000        9,917,600        0.2
                           10,000,000   Univision Communications Inc.,
                                        7.85% due 7/15/2011 (a)                            9,982,400       10,334,450        0.3
                                                                                        ------------     ------------        ---
                                                                                          42,879,446       44,502,059        1.0
=================================================================================================================================
Oil & Gas                  27,500,000   The Coastal Corporation, 6.70% due 2/15/2027      27,225,400       28,537,850        0.6
                           10,000,000   Diamond Shamrock, 7.65% due 7/01/2026              9,920,000       10,784,700        0.2
                           14,000,000   Giant Industries, Inc., 9% due 9/01/2007 (a)      13,675,156       13,160,000        0.3
                           10,000,000   Occidental Petroleum Corp. (MOPPRS),
                                        6.40% due 4/01/2003 (b)                            9,765,025       10,270,000        0.2
                           30,000,000   Perez Companc SA, 8.125% due 7/15/2007 (a)        27,056,961       24,450,000        0.5
                           10,000,000   Ultramar Diamond Shamrock,
                                        6.75% due 10/15/2037                               9,979,800       10,032,400        0.2
                           15,000,000   United Refining Co., 10.75% due 6/15/2007         15,000,000       10,800,000        0.3
                           25,000,000   Williams Holdings of Delaware, Inc.,
                                        6.25% due 2/01/2006                               24,813,056       25,575,000        0.6
                                                                                        ------------     ------------        ---
                                                                                         137,435,398      133,609,950        2.9
=================================================================================================================================
Paper & Forest                          Boise Cascade Corporation:
Products                    5,000,000     7.35% due 10/11/2004                             5,146,689        5,195,585        0.1
                           20,000,000     7.66% due 5/27/2005                             20,000,000       20,718,000        0.4
                           30,000,000   Champion International Corp.,
                                        6.65% due 12/15/2037                              29,755,480       30,793,200        0.7
                                                                                        ------------     ------------        ---
                                                                                          54,902,169       56,706,785        1.2
=================================================================================================================================
Pharmaceuticals            10,000,000   American Home Products Corporation,
                                        6.25% due 3/15/2006                                9,998,700       10,431,100        0.2
=================================================================================================================================
Road & Rail                             CSX Corporation:
                           20,000,000     6.25% due 10/15/2008                            19,366,700       20,103,200        0.5
                            5,000,000     6.75% due 3/15/2011                              4,985,950        5,137,900        0.1
                           20,000,000   Ryder Systems, Inc., 6.50% due 5/15/2005          19,960,600       19,941,420        0.4
                                                                                        ------------     ------------        ---
                                                                                          44,313,250       45,182,520        1.0
=================================================================================================================================
Specialty Retail           10,000,000   Tandy Corporation, 6.125% due 1/15/2003            9,985,800       10,244,300        0.2
=================================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2001

SCHEDULE OF INVESTMENTS (concluded)

                               Face                                                                                      Percent of
Industries                    Amount                   Corporate Bonds                       Cost            Value       Net Assets
===================================================================================================================================
Wireless                                Nextel Communications, Inc.:
Telecommunication      US$ 20,000,000     9.375% due 11/15/2009                         $   19,611,550   $   12,400,000        0.3%
Services                    1,500,000     5.25% due 1/15/2010 (a)                            1,500,000          761,250        0.0
                           10,000,000   Pacific Telecom, Inc., 6.625% due 10/20/2005        10,000,000       10,224,660        0.2
                           25,000,000   Sprint Capital Corporation, 6.90%
                                        due 5/01/2019                                       23,394,600       22,987,500        0.5
                                                                                        --------------   --------------      -----
                                                                                            54,506,150       46,373,410        1.0
===================================================================================================================================
                                        Total Corporate Bonds                            1,196,171,654    1,181,905,496       25.8
===================================================================================================================================

                                          Collateralized Mortgage Obligations*
===================================================================================================================================
                                        Freddie Mac Participation Certificates:
                              668,661     6.50% due 5/15/2008                                  638,989          669,965        0.0
                            4,185,219     7% due 8/15/2008                                   3,986,421        4,211,780        0.1
                           13,000,000   Gold Program, 6% due 2/15/2011                      12,020,938       13,237,770        0.3
===================================================================================================================================
                                        Total Collateralized Mortgage Obligations           16,646,348       18,119,515        0.4
===================================================================================================================================

                                            Foreign Government Obligations
===================================================================================================================================
                            3,000,000   Province of Mendoza, 10% due 9/04/2007 (a)           2,979,510        1,260,000        0.0
===================================================================================================================================
                                        Total Foreign Government Obligations                 2,979,510        1,260,000        0.0
===================================================================================================================================

                                              US Government Obligations
===================================================================================================================================
                           75,000,000   US Treasury Bonds, 6.25% due 8/15/2023              67,278,906       82,383,000        1.8
                                        US Treasury Notes:
                           70,000,000     5.50% due 2/15/2008                               69,192,122       74,888,800        1.6
                          125,000,000     4.75% due 11/15/2008                             123,072,827      127,832,500        2.8
===================================================================================================================================
                                        Total US Government Obligations                    259,543,855      285,104,300        6.2
===================================================================================================================================

                                              Short-Term Investments
===================================================================================================================================
Commercial                 73,314,000   General Motors Acceptance Corp.,
Paper**                                 3.44% due 10/01/2001                                73,299,989       73,299,989        1.6
                           50,000,000   J.P. Morgan Securities Inc., 2.45%
                                        due 10/24/2001                                      49,914,930       49,914,930        1.1
===================================================================================================================================
                                        Total Short-Term Investments                       123,214,919      123,214,919        2.7
===================================================================================================================================
Total Investments                                                                       $4,316,609,547    4,567,052,022       99.5
                                                                                        ==============
Other Assets Less Liabilities                                                                                21,753,998        0.5
                                                                                                         --------------      -----
Net Assets                                                                                               $4,588,806,020      100.0%
                                                                                                         ==============      =====
===================================================================================================================================

  *   Subject to principal paydowns.
 ** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
  +   Non-income producing security.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)   Floating rate note.
(c) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $1,232,000, representing 0.03% of net assets.

      --------------------------------------------------------------------------
                                  Acquisition
      Issue                          Date              Cost              Value
      --------------------------------------------------------------------------
      International Paper
      Capital Trust                1/16/1997        $1,331,400        $1,232,000
      --------------------------------------------------------------------------
      Total                                         $1,331,400        $1,232,000
                                                    ==========        ==========
      --------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2001

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of September 30, 2001

Assets:            Investments, at value (including securities loaned of $99,473,609)
                   (identified cost--$4,316,609,547) ....................................                     $4,567,052,022
                   Investments held as collateral for loaned securities, at value .......                         99,511,345
                   Receivables:
                      Interest ..........................................................     $25,346,295
                      Securities sold ...................................................      22,668,468
                      Capital shares sold ...............................................       4,284,823
                      Dividends .........................................................       3,642,291
                      Loaned securities .................................................          13,673         55,955,550
                                                                                              -----------
                   Prepaid registration fees and other assets ...........................                          1,690,342
                                                                                                              --------------
                   Total assets .........................................................                      4,724,209,259
                                                                                                              --------------
============================================================================================================================
Liabilities:       Collateral on securities loaned, at value ............................                         99,511,345
                   Payables:
                      Capital shares redeemed ...........................................      20,445,704
                      Custodian bank ....................................................       6,748,980
                      Securities purchased ..............................................       3,323,616
                      Investment adviser ................................................       1,480,119
                      Distributor .......................................................       1,433,089         33,431,508
                                                                                              -----------
                   Accrued expenses and other liabilities ...............................                          2,446,713
                                                                                                              --------------
                   Total liabilities ....................................................                        135,389,566
                                                                                                              --------------
============================================================================================================================
Net Assets:        Net assets ...........................................................                     $4,588,819,693
                                                                                                              ==============
============================================================================================================================
Net Assets         Class A Shares of Common Stock, $.10 par value, 400,000,000
Consist of:        shares authorized ....................................................                     $    7,479,909
                   Class B Shares of Common Stock, $.10 par value, 500,000,000
                   shares authorized ....................................................                          5,367,676
                   Class C Shares of Common Stock, $.10 par value, 200,000,000
                   shares authorized ....................................................                            795,340
                   Class D Shares of Common Stock, $.10 par value, 200,000,000
                   shares authorized ....................................................                          4,848,372
                   Paid-in capital in excess of par .....................................                      4,276,104,184
                   Undistributed investment income--net .................................                         27,688,764
                   Undistributed realized capital gains on investments and foreign
                   currency transactions--net ...........................................                         16,137,528
                   Unrealized appreciation on investments and foreign
                   currency transactions--net ...........................................                        250,397,920
                                                                                                              --------------
                   Net assets ...........................................................                     $4,588,819,693
                                                                                                              ==============
============================================================================================================================
Net Asset Value:   Class A--Based on net assets of $1,877,542,644 and 74,799,085
                            shares outstanding ..........................................                     $        25.10
                                                                                                              ==============
                   Class B--Based on net assets of $1,307,111,291 and 53,676,764
                            shares outstanding ..........................................                     $        24.35
                                                                                                              ==============
                   Class C--Based on net assets of $190,470,044 and 7,953,403
                            shares outstanding ..........................................                     $        23.95
                                                                                                              ==============
                   Class D--Based on net assets of $1,213,695,714 and 48,483,719
                            shares outstanding ..........................................                     $        25.03
                                                                                                              ==============
============================================================================================================================

      See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2001

Statement of Operations for the Six Months Ended September 30, 2001

Investment            Interest ..............................................                        $  61,539,623
Income:               Dividends (net of $191,972 foreign withholding tax) ...                           21,263,162
                      Securities lending--net ...............................                              129,971
                      Other .................................................                                6,674
                                                                                                     -------------
                      Total income ..........................................                           82,939,430
                                                                                                     -------------
==================================================================================================================
Expenses:             Investment advisory fees ..............................     $  10,602,234
                      Account maintenance and distribution fees--Class B ....         7,793,301
                      Account maintenance fees--Class D .....................         1,674,271
                      Transfer agent fees--Class A ..........................         1,609,733
                      Transfer agent fees--Class B ..........................         1,353,752
                      Account maintenance and distribution fees--Class C ....         1,050,107
                      Transfer agent fees--Class D ..........................         1,017,616
                      Transfer agent fees--Class C ..........................           193,861
                      Printing and shareholder reports ......................           137,939
                      Custodian fees ........................................           127,759
                      Professional fees .....................................            75,933
                      Directors' fees and expenses ..........................            36,770
                      Registration fees .....................................            28,912
                      Pricing fees ..........................................            20,434
                      Accounting services ...................................            14,294
                      Other .................................................            82,706
                                                                                  -------------
                      Total expenses ........................................                           25,819,622
                                                                                                     -------------
                      Investment income--net ................................                           57,119,808
                                                                                                     -------------
==================================================================================================================
Realized &            Realized gain (loss) on:
Unrealized Gain          Investments--net ...................................        28,076,910
(Loss) on                Foreign currency transactions--net .................           (16,650)        28,060,260
Investments &                                                                     -------------
Foreign Currency      Change in unrealized appreciation/depreciation on:
Transactions--Net:       Investments--net ...................................      (401,244,935)
                         Foreign currency transactions--net .................           103,060       (401,141,875)
                                                                                  -------------      -------------
                      Net Decrease in Net Assets Resulting from Operations ..                        $(315,961,807)
                                                                                                     =============
==================================================================================================================

      See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2001

Statements of Changes in Net Assets

                                                                                                 For the Six            For the
                                                                                                Months Ended          Year Ended
                                                                                                September 30,          March 31,
Increase (Decrease) in Net Assets:                                                                   2001                 2001
==================================================================================================================================
Operations:         Investment income--net ................................................   $    57,119,808      $   152,169,922
                    Realized gain on investments and foreign currency transactions--net ...        28,060,260          526,507,269
                    Change in unrealized appreciation/depreciation on investments and
                    foreign currency transactions--net ....................................      (401,141,875)        (739,073,241)
                                                                                              ---------------      ---------------
                    Net decrease in net assets resulting from operations ..................      (315,961,807)         (60,396,050)
                                                                                              ---------------      ---------------
==================================================================================================================================
Dividends &         Investment income--net:
Distributions to       Class A ............................................................       (29,376,215)         (76,804,873)
Shareholders:          Class B ............................................................       (13,388,747)         (45,037,021)
                       Class C ............................................................        (2,015,204)          (5,367,445)
                       Class D ............................................................       (17,152,211)         (40,725,111)
                    Realized gain on investments--net:
                       Class A ............................................................       (87,746,031)        (226,122,510)
                       Class B ............................................................       (65,939,557)        (205,231,002)
                       Class C ............................................................        (9,322,219)         (24,101,581)
                       Class D ............................................................       (56,302,475)        (130,949,074)
                                                                                              ---------------      ---------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders .........................................      (281,242,659)        (754,338,617)
                                                                                              ---------------      ---------------
==================================================================================================================================
Capital Share       Net decrease in net assets derived from capital
Transactions:       share transactions ....................................................      (140,204,915)      (1,170,508,598)
                                                                                              ---------------      ---------------
==================================================================================================================================
Net Assets:         Total decrease in net assets ..........................................      (737,409,381)      (1,985,243,265)
                    Beginning of period ...................................................     5,326,229,074        7,311,472,339
                                                                                              ---------------      ---------------
                    End of period* ........................................................   $ 4,588,819,693      $ 5,326,229,074
                                                                                              ===============      ===============
==================================================================================================================================
                   *Undistributed investment income--net ..................................   $    27,688,764      $    32,501,333
                                                                                              ===============      ===============
==================================================================================================================================

      See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2001

Financial Highlights

                                                                                                Class A
                                                                -------------------------------------------------------------------
The following per share data and ratios have been derived       For the Six
from information provided in the financial statements.          Months Ended                For the Year Ended March 31,
                                                                September 30,   ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                             2001           2001          2000          1999         1998
===================================================================================================================================
Per Share          Net asset value, beginning of period ......  $    28.38      $    32.66    $    35.03    $    37.56   $    31.39
Operating                                                       ----------      ----------    ----------    ----------   ----------
Performance:       Investment income--net+ ...................         .37             .90           .94          1.00         1.11
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net .........................       (2.05)          (1.18)          .62         (1.28)        8.14
                                                                ----------      ----------    ----------    ----------   ----------
                   Total from investment operations ..........       (1.68)           (.28)         1.56          (.28)        9.25
                                                                ----------      ----------    ----------    ----------   ----------
                   Less dividends and distributions:
                      Investment income--net .................        (.40)          (1.01)         (.94)        (1.08)       (1.11)
                      Realized gain on investments--net ......       (1.20)          (2.99)        (2.99)        (1.17)       (1.97)
                                                                ----------      ----------    ----------    ----------   ----------
                   Total dividends and distributions .........       (1.60)          (4.00)        (3.93)        (2.25)       (3.08)
                                                                ----------      ----------    ----------    ----------   ----------
                   Net asset value, end of period ............  $    25.10      $    28.38    $    32.66    $    35.03   $    37.56
                                                                ==========      ==========    ==========    ==========   ==========
===================================================================================================================================
Total Investment   Based on net asset value per share ........      (6.35%)++       (1.12%)        4.58%         (.68%)      30.71%
Return:**                                                       ==========      ==========    ==========    ==========   ==========
===================================================================================================================================
Ratios to          Expenses ..................................        .58%*           .59%          .56%          .57%         .55%
Average                                                         ==========      ==========    ==========    ==========   ==========
Net Assets:        Investment income--net ....................       2.59%*          2.89%         2.74%         2.86%        3.21%
                                                                ==========      ==========    ==========    ==========   ==========
===================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ..  $1,877,543      $2,142,945    $2,721,503    $3,631,440   $4,155,677
Data:                                                           ==========      ==========    ==========    ==========   ==========
                   Portfolio turnover ........................         19%             46%           33%           33%          38%
                                                                ==========      ==========    ==========    ==========   ==========
===================================================================================================================================

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Based on average shares outstanding.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2001

Financial Highlights (continued)

                                                                                                Class B
                                                                -------------------------------------------------------------------
The following per share data and ratios have been derived       For the Six
from information provided in the financial statements.          Months Ended                For the Year Ended March 31,
                                                                September 30,   ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                             2001           2001          2000          1999         1998
===================================================================================================================================
Per Share          Net asset value, beginning of period ......  $    27.56      $    31.77    $    34.25    $    36.68   $    30.72
Operating                                                       ----------      ----------    ----------    ----------   ----------
Performance:       Investment income--net+ ...................         .22             .56           .57           .63          .74
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net .........................       (1.99)          (1.13)          .60         (1.25)        7.96
                                                                ----------      ----------    ----------    ----------   ----------
                   Total from investment operations ..........       (1.77)           (.57)         1.17          (.62)        8.70
                                                                ----------      ----------    ----------    ----------   ----------
                   Less dividends and distributions:
                      Investment income--net .................        (.24)           (.65)         (.66)         (.64)        (.77)
                      Realized gain on investments--net ......       (1.20)          (2.99)        (2.99)        (1.17)       (1.97)
                                                                ----------      ----------    ----------    ----------   ----------
                   Total dividends and distributions .........       (1.44)          (3.64)        (3.65)        (1.81)       (2.74)
                                                                ----------      ----------    ----------    ----------   ----------
                   Net asset value, end of period ............  $    24.35      $    27.56    $    31.77    $    34.25   $    36.68
                                                                ==========      ==========    ==========    ==========   ==========
===================================================================================================================================
Total Investment   Based on net asset value per share ........      (6.82%)++       (2.11%)        3.48%        (1.65%)      29.38%
Return:**                                                       ==========      ==========    ==========    ==========   ==========
===================================================================================================================================
Ratios to          Expenses ..................................       1.60%*          1.61%         1.58%         1.59%        1.57%
Average                                                         ==========      ==========    ==========    ==========   ==========
Net Assets:        Investment income--net ....................       1.57%*          1.87%         1.71%         1.85%        2.19%
                                                                ==========      ==========    ==========    ==========   ==========
===================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ..  $1,307,111      $1,659,152    $2,853,699    $4,866,564   $5,938,708
Data:                                                           ==========      ==========    ==========    ==========   ==========
                   Portfolio turnover ........................         19%             46%           33%           33%          38%
                                                                ==========      ==========    ==========    ==========   ==========
===================================================================================================================================

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Based on average shares outstanding.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2001

Financial Highlights (continued)

                                                                                              Class C
                                                                -----------------------------------------------------------------
The following per share data and ratios have been derived       For the Six
from information provided in the financial statements.          Months Ended               For the Year Ended March 31,
                                                                September 30,   -------------------------------------------------
Increase (Decrease) in Net Asset Value:                             2001          2001          2000          1999         1998
=================================================================================================================================
Per Share          Net asset value, beginning of period ......  $  27.14        $  31.36      $  33.82      $  36.31     $  30.44
Operating                                                       --------        --------      --------      --------     --------
Performance:       Investment income--net+ ...................       .21             .55           .57           .62          .73
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net .........................     (1.94)          (1.12)          .59         (1.25)        7.89
                                                                --------        --------      --------      --------     --------
                   Total from investment operations ..........     (1.73)           (.57)         1.16          (.63)        8.62
                                                                --------        --------      --------      --------     --------
                   Less dividends and distributions:
                      Investment income--net .................      (.26)           (.66)         (.63)         (.69)        (.78)
                      Realized gain on investments--net ......     (1.20)          (2.99)        (2.99)        (1.17)       (1.97)
                                                                --------        --------      --------      --------     --------
                   Total dividends and distributions .........     (1.46)          (3.65)        (3.62)        (1.86)       (2.75)
                                                                --------        --------      --------      --------     --------
                   Net asset value, end of period ............  $  23.95        $  27.14      $  31.36      $  33.82     $  36.31
                                                                ========        ========      ========      ========     ========
=================================================================================================================================
Total Investment   Based on net asset value per share ........    (6.80%)++       (2.13%)        3.50%        (1.70%)      29.40%
Return:**                                                       ========        ========      ========      ========     ========
=================================================================================================================================
Ratios to          Expenses ..................................     1.62%*          1.62%         1.59%         1.59%        1.58%
Average                                                         ========        ========      ========      ========     ========
Net Assets:        Investment income--net ....................     1.60%*          1.86%         1.70%         1.83%        2.18%
                                                                ========        ========      ========      ========     ========
=================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ..  $190,470        $212,278      $308,150      $491,234     $512,783
Data:                                                           ========        ========      ========      ========     ========
                   Portfolio turnover ........................       19%             46%           33%           33%          38%
                                                                ========        ========      ========      ========     ========
=================================================================================================================================

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Based on average shares outstanding.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2001

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                                Class D
                                                                -------------------------------------------------------------------
The following per share data and ratios have been derived       For the Six
from information provided in the financial statements.          Months Ended                For the Year Ended March 31,
                                                                September 30,   ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                             2001           2001          2000          1999         1998
===================================================================================================================================
Per Share          Net asset value, beginning of period ......  $    28.31      $    32.58    $    34.97    $    37.49   $    31.34
Operating                                                       ----------      ----------    ----------    ----------   ----------
Performance:       Investment income--net+ ...................         .33             .82           .86           .91         1.02
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net .........................       (2.04)          (1.17)          .60         (1.28)        8.14
                                                                ----------      ----------    ----------    ----------   ----------
                   Total from investment operations ..........       (1.71)           (.35)         1.46          (.37)        9.16
                                                                ----------      ----------    ----------    ----------   ----------
                   Less dividends and distributions:
                      Investment income--net .................        (.37)           (.93)         (.86)         (.98)       (1.04)
                      Realized gain on investments--net ......       (1.20)          (2.99)        (2.99)        (1.17)       (1.97)
                                                                ----------      ----------    ----------    ----------   ----------
                   Total dividends and distributions .........       (1.57)          (3.92)        (3.85)        (2.15)       (3.01)
                                                                ----------      ----------    ----------    ----------   ----------
                   Net asset value, end of period ............  $    25.03      $    28.31    $    32.58    $    34.97   $    37.49
                                                                ==========      ==========    ==========    ==========   ==========
===================================================================================================================================
Total Investment   Based on net asset value per share ........      (6.49%)++       (1.35%)        4.29%         (.92%)      30.40%
Return:**                                                       ==========      ==========    ==========    ==========   ==========
===================================================================================================================================
Ratios to          Expenses ..................................        .83%*           .84%          .81%          .82%         .80%
Average                                                         ==========      ==========    ==========    ==========   ==========
Net Assets:        Investment income--net ....................       2.34%*          2.64%         2.50%         2.60%        2.95%
                                                                ==========      ==========    ==========    ==========   ==========
===================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ..  $1,213,696      $1,311,854    $1,428,120    $1,513,406   $1,280,317
Data:                                                           ==========      ==========    ==========    ==========   ==========
                   Portfolio turnover ........................         19%             46%           33%           33%          38%
                                                                ==========      ==========    ==========    ==========   ==========
===================================================================================================================================

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Based on average shares outstanding.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Balanced Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2001
provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Custodian Bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from management estimates of available cash.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, the Fund typically receives the income on both the loaned securities and the collateral and, as a result, the Fund's yield may increase. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .40% of average daily net assets in excess of $400 million.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                       Account      Distribution
                                                   Maintenance Fee      Fee
--------------------------------------------------------------------------------
Class B ......................................           .25%           .75%
Class C ......................................           .25%           .75%
Class D ......................................           .25%            --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2001

compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended September 30, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                               FAMD     MLPF&S
--------------------------------------------------------------------------------
Class A ...................................................   $2,941    $37,321
Class D ...................................................   $5,265    $82,387
--------------------------------------------------------------------------------

For the six months ended September 30, 2001, MLPF&S received contingent deferred sales charges of $500,809 and $7,972 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. For the six months ended September 30, 2001, QA Advisors received $4,170 in securities lending agent fees.

In addition, MLPF&S received $320,025 in commissions on the execution of portfolio security transactions for the six months ended September 30, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2001, the Fund reimbursed MLIM $14,294 for certain accounting services.

For the six months ended September 30, 2001, Merrill Lynch Security Pricing System, an affiliate of MLPF&S, earned $2,416 for providing security price quotations to complete the Fund's net asset value.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 2001 were $949,766,688 and $1,152,823,922, respectively.

Net realized gains (losses) for the six months ended September 30, 2001 and net unrealized gains (losses) as of September 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                               Realized            Unrealized
                                            Gains (Losses)        Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ...............        $ 28,077,032         $ 250,442,475
Short-term investments ..............                (122)                   --
Foreign currency
transactions ........................             (16,650)              (44,555)
                                             ------------         -------------
Total ...............................        $ 28,060,260         $ 250,397,920
                                             ============         =============
--------------------------------------------------------------------------------

As of September 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $250,442,475, of which $673,549,719 related to appreciated securities and $423,107,244 related to depreciated securities. At September 30, 2001, the aggregate cost of investments for Federal income tax purposes was $4,316,609,547.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $140,204,915 and $1,170,508,598 for the six months ended September 30, 2001 and for the year ended March 31, 2001, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six                                            Dollar
Months Ended Sept. 30, 2001                      Shares               Amount
--------------------------------------------------------------------------------
Shares sold ...........................         3,431,480         $  97,102,264
Shares issued to shareholders
in reinvestment of dividends
and distributions .....................         3,517,199            95,738,146
                                               ----------         -------------
Total issued ..........................         6,948,679           192,840,410
Shares redeemed .......................        (7,660,212)         (214,571,712)
                                               ----------         -------------
Net decrease ..........................          (711,533)        $ (21,731,302)
                                               ==========         =============
--------------------------------------------------------------------------------

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class A Shares for the                                                Dollar
Year Ended March 31, 2001                         Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         6,834,053        $ 212,539,850
Shares issued resulting
from reorganization ....................           817,530           24,150,327
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................         9,155,120          274,478,459
                                               -----------        -------------
Total issued ...........................        16,806,703          511,168,636
Shares redeemed ........................       (24,633,092)        (771,606,412)
                                               -----------        -------------
Net decrease ...........................        (7,826,389)       $(260,437,776)
                                               ===========        =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six                                            Dollar
Months Ended Sept. 30, 2001                       Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         2,197,022        $  60,309,932
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................         2,536,162           67,106,857
                                                ----------        -------------
Total issued ...........................         4,733,184          127,416,789
Automatic conversion
of shares ..............................        (4,094,939)        (112,866,591)
Shares redeemed ........................        (7,162,321)        (195,821,558)
                                                ----------        -------------
Net decrease ...........................        (6,524,076)       $(181,271,360)
                                                ==========        =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the                                                Dollar
Year Ended March 31, 2001                         Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         4,658,327        $ 139,921,754
Shares issued resulting
from reorganization ....................           236,628            6,808,388
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................         7,208,695          210,768,066
                                               -----------        -------------
Total issued ...........................        12,103,650          357,498,208
Automatic conversion
of shares ..............................       (11,770,037)        (360,216,197)
Shares redeemed ........................       (29,955,115)        (917,640,802)
                                               -----------        -------------
Net decrease ...........................       (29,621,502)       $(920,358,791)
                                               ===========        =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six                                            Dollar
Months Ended Sept. 30, 2001                       Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................           615,135        $  16,678,408
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................           366,002            9,527,042
                                                  --------        -------------
Total issued ...........................           981,137           26,205,450
Shares redeemed ........................          (848,765)         (22,637,541)
                                                  --------        -------------
Net increase ...........................           132,372        $   3,567,909
                                                  ========        =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the                                                Dollar
Year Ended March 31, 2001                         Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................           704,790        $  20,716,886
Shares issued resulting
from reorganization ....................            60,273            1,707,923
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................           859,812           24,759,980
                                                ----------        -------------
Total issued ...........................         1,624,875           47,184,789
Shares redeemed ........................        (3,630,606)        (109,662,206)
                                                ----------        -------------
Net decrease ...........................        (2,005,731)       $ (62,477,417)
                                                ==========        =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six                                            Dollar
Months Ended Sept. 30, 2001                       Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         1,325,239        $  37,270,406
Automatic conversion
of shares ..............................         3,983,428          112,866,591
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................         2,382,264           64,702,295
                                                ----------        -------------
Total issued ...........................         7,690,931          214,839,292
Shares redeemed ........................        (5,553,541)        (155,609,454)
                                                ----------        -------------
Net increase ...........................         2,137,390        $  59,229,838
                                                ==========        =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the                                                Dollar
Year Ended March 31, 2001                         Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         3,709,799        $ 115,263,839
Shares issued resulting
from reorganization ....................            91,654            2,702,408
Automatic conversion
of shares ..............................        11,474,133          360,216,197
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................         5,098,349          152,467,014
                                               -----------        -------------
Total issued ...........................        20,373,935          630,649,458
Shares redeemed ........................       (17,864,970)        (557,884,072)
                                               -----------        -------------
Net increase ...........................         2,508,965        $  72,765,386
                                               ===========        =============
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2001

borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended September 30, 2001.

6. Capital Loss Carryforward:

At March 31, 2001, the Fund had a net capital loss carryforward of approximately $6,154,000, of which $1,035,000 expires in 2006, $221,000 expires in 2007 and
$4,898,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

PORTFOLIO INFORMATION

As of September 30, 2001

                                                                      Percent of
Ten Largest Common Stock Holdings                                     Net Assets
Tenet Healthcare Corporation ........................................    2.0%
General Dynamics Corporation ........................................    1.9
Avon Products, Inc. .................................................    1.9
American Home Products Corporation ..................................    1.9
Nestle SA (Registered Shares) .......................................    1.9
Anheuser-Busch Companies, Inc. ......................................    1.8
Verizon Communications ..............................................    1.8
Citigroup Inc. ......................................................    1.8
Federal National Mortgage Association ...............................    1.8
XL Capital Ltd. (Class A) ...........................................    1.7

                                                                      Percent of
Five Largest Industries                                               Net Assets
Diversified Financials ..............................................   10.9%
Banks ...............................................................    6.7
Media ...............................................................    5.7
Insurance ...........................................................    4.6
Health Care Providers & Services ....................................    4.5

                                                                      Percent of
Geographic Diversification                                            Net Assets
United States .......................................................   92.8%
Bermuda .............................................................    2.8
Switzerland .........................................................    1.9
Argentina ...........................................................    0.5
Chile ...............................................................    0.5
South Korea .........................................................    0.4
Canada ..............................................................    0.3
Mexico ..............................................................    0.3

[LOGO] Merrill Lynch  Investment Managers
                                                               [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Balanced Capital Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper              #10252--9/01